PROMISSORY NOTE
                                 ---------------



Principal Sum:  $50,000                                      November 14, 2001


To:       GROWTH MERGERS, INC.


          FOR VALUE RECEIVED, the undersigned promises to pay on DEMAND to the order of GROWTH MERGERS, INC. the principal sum of $50,000 in lawful currency of the United States without interest.

          The undersigned may at any time and from time to time prepay in whole or in part the said principal sum without notice or bonus or penalty.

          The promissory note is not a negotiable instrument and may not be assigned.

          Presentment, protest, notice of protest and notice of dishonour are hereby waived.


                                              IFG INVESTMENT SERVICES INC.

                                              Per:  /s/  Kevin Mellor
                                                    -------------------------
                                                    Authorized Signatory



To Express Enterprises Ltd. in satisfaction of debt in the amount of $50,000

          Growth Mergers Inc.
          Per:  /s/ Winston Barta
              --------------------------------


          Accepted:  Express Enterprises
          Per:  /s/ Winston Barta
              --------------------------------